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                                 EXHIBIT 23(A)
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated September 24, 1999 included in Voxware, Inc.'s Form 10-K for the fiscal year ended June 30, 1999 and to all references to our Firm included in this Registration Statement.


                                    /s/ ARTHUR ANDERSEN LLP



March 20, 2000
Roseland, New Jersey